UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 17, 2004

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                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                             93-0780536
(Commission File Number)                       (IRS Employer Identification No.)

         One Airport Center
         7700 N.E. Ambassador Place
         Portland, Oregon                                    97220
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

            On December 21, 2004, Rentrak Corporation (the "Company") completed a privately negotiated, arm's-length sale of 308,200 shares of its common stock to Mark Cuban for a purchase price of $9.00 per share, or total proceeds of $2,773,800, pursuant to a Stock Purchase Agreement dated December 17, 2004 (the "Agreement"). The Company intends to use the proceeds of the sale to fund general working capital requirements, including development of its business intelligence services.

            The 308,200 shares were issued without registration pursuant to an exemption available for transactions not involving a public offering under
Section 4(2) of the Securities Act of 1933 (the "Act"). Mr. Cuban is founder of Broadcast.com and owner of the Dallas Mavericks, as well as a customer of and supplier to the Company through companies that he controls. Mr. Cuban represented that he is an accredited investor and is purchasing the shares for his own account for investment only and not with a present view towards the public sale or distribution of the shares, except pursuant to sales registered under or exempted from registration under the Act. The Company did not incur any commissions or fees to investment bankers or brokerage firms in connection with the transaction.

            In addition to the shares purchased directly from the Company, Mr. Cuban purchased a total of 191,800 shares of Common Stock at a price of $9.00 per share pursuant to the Agreement from eight executive officers of the
Company: F. Kim Cox, President; Timothy J. Erwin, Vice President; Ron Giambra, Senior Vice President; Marty G. Graham, Senior Vice President; Ken Papagan; Executive Vice President; Christopher E. Roberts, Senior Vice President; Paul A. Rosenbaum, Chairman and Chief Executive Officer; and Amir Yazdani; Executive Vice President. The shares sold by the officers had been acquired by them through open market transactions or through exercise of employee stock options previously granted by the Company.

            All the shares acquired by Mr. Cuban in the private transaction are restricted securities subject to a one-year holding period under Rule 144 promulgated under the Act.

            The Agreement includes provisions giving Mr. Cuban demand registration rights after one year in the event that Rule 144 is not then available with regard to resale of his shares, as well as indemnification against loss in the event of a party's breach of his or its representations and warranties.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RENTRAK CORPORATION


Dated:  December 21, 2004               By:  /s/ Paul A. Rosenbaum
                                            ---------------------
                                            Paul A. Rosenbaum
                                            Chairman and Chief Executive Officer